Feb. 01, 2016

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Daily Assets Fund

Effective as of such date as the Daily Assets Fund transitions to a floating NAV (which date shall be on or about October 10, 2016), all references to the fund maintaining a stable $1.00 share price and using amortized cost to value securities are deleted, the second paragraph under the heading "MAIN RISKS" in the fund's summary prospectus and the summary section and Fund Details section of the prospectus will be deleted and replaced with the following and "Pricing risk" is added:

Money market fund risk. You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Pricing risk. Any time the fund uses any valuation methodology other than market prices, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than market value when buying fund shares or receive less than market value when selling fund shares.